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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):              FEBRUARY 15, 2000

                          FOOTHILL INDEPENDENT BANCORP
               (Exact name of Registrant as specified in charter)

         CALIFORNIA                   0-11337                    95-3815805
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

510 SOUTH GRAND AVENUE, GLENDORA, CALIFORNIA                    91741
  (Address of principal executive offices)                    (Zip code)

      Registrant's telephone number, including area code: (626) 963-8551 OR
                                 (909) 599-9351

                                 NOT APPLICABLE
         (Former name or former address, if changed, since last report)


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ITEM 5   OTHER EVENTS

         At a meeting of the Board of Directors of Foothill Independent Bancorp (the "Company"), held on February 15, 2000, the Board amended the Company's Bylaws to add two new sections to Article II of the Bylaws: (i) the first, designated as Section 11, establishes procedures for nominating candidates for election to the Company's Board of Directors; and (ii) the second, designated as
Section 12, establishes procedures by which shareholders can make proposals for action at meetings of shareholders.

         Reference is hereby made to Exhibit 3.4 hereto which contains the new Sections 11 and 12 of Article II of the Company's Bylaws.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements.

                  Not Applicable

         (b)      Pro Forma Financial Statements.

                  Not Applicable

         (c)      Exhibits.

                      3.4 Amendment to Bylaws of the Registrant adopted February 15, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 16, 2000

                                            FOOTHILL INDEPENDENT BANCORP


                                            By: /s/  GEORGE E. LANGLEY
                                            ------------------------------------
                                            George E. Langley, President and CEO


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                                  EXHIBIT INDEX

Exhibit
Number           Description
------           -----------

3.4              Amendment to Bylaws of the Registrant adopted February 15, 2000


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